UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest events reported)     August 3, 2004
                                                     ---------------------
                                                       (July 26, 2004)
                                                     ---------------------



 Commission   Name of Registrant, State of Incorporation,      I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   -------------------------------------------     ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700




                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.    OTHER EVENTS

     On July 26, 2004, PNM Resources, Inc. (the "Company") filed a current report on Form 8-K related to its press release issued July 26, 2004 which reported the Company's unaudited results of operations for the three and six months ended June 30, 2004. A copy of the Company's press release was attached as Exhibit 99.1 to that Form 8-K. The unaudited consolidated statement of earnings for the six months ended June 30, 2003 presented in the press release did not reflect the cumulative effect of a change in accounting principle for pension and other post-retirement benefits.

     In 2003, the Company changed the actuarial valuation measurement date for the pension plan and other post-retirement benefits from September 30 to December 31 to better reflect the actual pension balances as of the Company's balance sheet dates and recognized a cumulative effect of a change in accounting principle of $0.8 million, net of taxes of $0.5 million. A corrected unaudited consolidated statement of earnings for the six months ended June 30, 2003 is presented in Exhibit 99.1.

                                  EXHIBIT INDEX

Exhibit Number Description

         99.1 Amended unaudited consolidated statement of earnings for the six months ended June 30, 2003.



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

                                  EXHIBIT 99.1

                      PNM RESOURCES, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (Unaudited)

                                                       Six Months Ended
                                                           June 30,
                                                       ----------------
                                                        (In thousands,
                                                       except per share
                                                            amounts)

                                                              2003
                                                       ----------------
Operating Revenues:
  Electric..........................................         $507,528
  Gas...............................................          203,706
  Other.............................................              112
                                                       ----------------
    Total operating revenues........................          711,346
                                                       ----------------
Operating Expenses:
  Cost of energy sold...............................          384,713
  Administrative and general........................           74,642
  Energy production costs...........................           69,609
  Depreciation and amortization.....................           57,224
  Transmission and distribution costs...............           31,353
  Taxes, other than income taxes....................           14,506
  Income taxes......................................           15,959
                                                       ----------------
    Total operating expenses........................          648,006
                                                       ----------------
    Operating income................................           63,340
                                                       ----------------
Other Income and Deductions:
  Other income......................................           23,951
  Other deductions..................................          (21,932)
  Income tax expense................................             (725)
                                                       ----------------
    Net other income and deductions.................            1,294
Interest Charges....................................           35,997
Preferred Stock Dividend Requirements
   of Subsidiary....................................              293
                                                       ----------------
Net Earnings Before Cumulative Effect of
   Changes in Accounting Principles.................           28,344
Cumulative Effect of Changes in Accounting
   Principles, Net of Tax of $23,999................           36,621
                                                       ----------------
Net Earnings........................................         $ 64,965
                                                       ================
Net Earnings per Common Share:
  Basic.............................................         $   1.10
                                                       ================
  Diluted...........................................         $   1.09
                                                       ================
Dividends Paid per Common Share.....................         $   0.30
                                                       ================


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

SIGNATURE
---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PNM RESOURCES, INC.
                                                   (Registrant)
                                  ---------------------------------------------



Date:  August 3, 2004                         /s/ Thomas G. Sategna
                                  ---------------------------------------------
                                                Thomas G. Sategna
                                     Vice President and Corporate Controller
                                  (Officer duly authorized to sign this report)


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